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Exhibit 10.54

DATED MARCH 15, 2004

DERWENT VALLEY CENTRAL LIMITED
and
LECG LIMITED
and
LECG CORPORATION

LEASE

Fourth Floor of the Davidson Building
5 Southampton Street, London WC2

SLAUGHTER AND MAY
ONE BUNHILL ROW
London EC1Y 8YY
Tel No: 020 7600 1200
Fax No: 020 7090 5000
Ref: PR040440091

L E A S E    D E T A I L S

Date	:	March 15, 2004.
Landlord	:	DERWENT VALLEY CENTRAL LIMITED (registered in England number 205226) whose registered office is at 25 Savile Row, London W1S 2ER.
Tenant	:	LECG LIMITED (registered in England number 03348622) whose registered office is at 40-43 Chancery Lane, London WC2A 1JA.
Surety	:
LECG Corporation (a company incorporated under the laws of the state of Delaware in the United States of America, whose principal office is at 2000 Powell Street, Suite 600, Emeryville, California 94608
Premises	:	The fourth floor of the Davidson Building, 5 Southampton Street, London WC2.
Term	:	Fifteen years commencing on and including the Term Commencement Date.
Term Commencement Date	:	The date hereof.
Break Date	:	25th March 2014
Yearly Rent	:
£127,500 from the Rent Commencement Date until the day preceding the first anniversary of the Rent Commencement Date and thereafter until the first Review Date the sum of two hundred and fifty-one thousand, four hundred pounds (£251,400).
Rent Commencement Date	:	25th March 2005
Review Dates	:	25th March 2009 and every fifth anniversary of that date during the Term.
Permitted Use	:	Use as high class offices within Class B1(a) of the Town and Country Planning (Use Classes) Order 1987.

THIS LEASE is made on the date specified in the Lease Details between the Landlord and the Tenant.

THIS DEED WITNESSES as follows:

1.
INTERPRETATION

1.1
In this Lease, except where the context otherwise requires:

  "the Building" means the Davidson Building, 5 Southampton Street, London WC2;

  "conduits" means tanks, pipes, sprinklers, wires, cables, drains, meters, ducts, trunking, sewers, gutters and associated apparatus and other similar items;

  "the demised premises" means the Premises specified in the Lease Details as more particularly described in Part 1 of Schedule 1;

  "the ending of the term" means the coming to an end of the term in any way including expiration, termination, surrender, frustration and forfeiture;

  "Group Company" means a body corporate which is a member of the same group of companies as the Tenant within the meaning of Section 42 of the Landlord and Tenant Act 1954 and "Group Companies" shall be construed accordingly;

  "the insured risks" means (subject to such exclusions and limitations as are imposed by the insurers) the risks of fire aircraft explosion impact riot civil commotion malicious damage lightning earthquake storm tempest flood escape of water from tanks apparatus or pipes and third party impact and for so long as such insurance is available at reasonable commercial rates and on reasonable commercial terms the risk of terrorist action and any other risk reasonably required to be insured by the Landlord;

  "the Landlord" means the Landlord specified in the Lease Details or such other person as may from time to time be entitled to the reversion immediately expectant on the ending of the term;

  "this Lease" means this deed and any instrument made under it or supplemental to it;

  "the Plan" means the plan annexed to this deed;

  "open market rental value" means the best annual rent at which the demised premises could reasonably be expected to be let as a whole on the open market at the relevant review date by a willing landlord to a willing tenant assuming that at that date:

  (i)
  the demised premises are carpeted and fit for the immediate occupation and use of the hypothetical tenant;

  (ii)
  the demised premises have been provided by the Landlord at its own cost with blinds to all exterior windows and electrical floor boxes at the rate of one per 10m2 of the demised premises;

  (iii)
  any rent free period which might be given to the hypothetical tenant on a new letting for fitting out has been given and has expired and no reduction is to be made to take account of it;

  (iv)
  no work has been carried out to the demised premises which has diminished the rental value of the demised premises;

  (v)
  if the Building or any of its services has been destroyed or damaged it has been fully restored;

  (vi)
  the benefit of any rights or other matters appurtenant to the demised premises or any licence, consent or permission granted by the Landlord or its predecessors in title or any government department, local authority or other competent authority or any other person interested in the demised premises current at the relevant review date is also freely available for the hypothetical tenant, its sub-tenants and their respective successors;

  (vii)
  the demised premises are available to let for a term of ten years commencing on the relevant review date with vacant possession without a premium but subject to the provisions of this

    Lease (other than the amount of the principal yearly rent but including the provisions for review) including the Tenant's option to break; and

  (viii)
  the demised premises are in good repair and condition and the Tenant's covenants in this Lease have been fully performed and observed there being disregarded:

  (ix)
  any goodwill attached to the Building by reason of the carrying on there of business by the Tenant or any authorised sub-tenant or any predecessor in title of either;

  (x)
  any improvement carried out during the term by the Tenant or any authorised sub-tenant or predecessor in title of either before the relevant review date with the consent of the Landlord otherwise than (a) in pursuance of an obligation to the Landlord or (b) in compliance with statute;

  (xi)
  any effect on rent of the cost of complying with the tenant's covenants as to reinstatement in this Lease; and

  (xii)
  so far as may be permitted by law all Statutes which would otherwise restrict or reduce the amount of rent payable;

  "the principal yearly rent" means the Yearly Rent specified in the Lease Details or else the principal yearly rent ascertained in accordance with Schedule 5;

  "the relevant proportion" means such fair and reasonable share of the proper costs and expenses concerned as may be properly attributed to the demised premises by the Landlord from time to time;

  "the review date" means each of the Review Dates specified in the Lease Details and "relevant review date" shall be construed accordingly;

  "Statute" means:

  (i)
  an Act of Parliament and sub-ordinate legislation; and

  (ii)
  a law, decree or direction of the European Community or other supranational body having effect as law in the United Kingdom now or from time to time in force;

  "Surety" means the Surety specified in the Lease Details;

  "the Tenant" means the Tenant specified in the Lease Details and its successors in title and assigns; and

  "the term" means the term of years granted by this Lease and the period of any statutory or other holding over, continuation or extension after it expires or is otherwise determined.

1.2
In this Lease, unless otherwise specified:

(A)
a reference to a clause or a schedule is a reference to a clause of or a schedule to this Lease;

(B)
a reference to a paragraph is a reference to a paragraph of the schedule in which the reference appears and a reference to a sub-paragraph is to a sub-paragraph of the paragraph in which the reference appears;

(C)
headings to clauses and paragraphs are for convenience only and do not affect the interpretation of this Lease;

(D)
a covenant by the Tenant not to do any act, matter or thing includes a covenant not to cause or permit or suffer the doing of it;

(E)
save in the case of a reference to the Town and Country Planning (Use Classes) Order 1987 which shall be construed as a reference to the Order in the form it was originally enacted, a reference to a particular Statute shall be construed as a reference to that Statute as it may have been or may in the future be amended, modified or re-enacted and to any regulation, statutory instrument, order, byelaw, direction or other provision that may have been made or may in the future be made under it;

(F)
where a party consists of two or more persons the obligations of such persons are joint and several; and

(G)
areas shown on the Plan are shown for the purpose of identification only.

1.3
This Lease incorporates the Lease Details first before written.

2.
DEMISE

  In consideration of the rents reserved by this Lease and the covenants on the part of the Tenant the Landlord with full title guarantee demises unto the Tenant the demised premises subject to all easements, liberties, privileges, quasi-easements, rights, benefits and advantages affecting them to hold the demised premises unto the Tenant for the Term specified in the Lease Details together with the easements and rights specified in Part 2 of Schedule 1 except and reserved to the Landlord and all persons authorised by the Landlord or otherwise entitled the easements and rights specified in Part 3 of Schedule 1 yielding and paying to the Landlord:

  (i)
  the principal yearly rent by equal quarterly payments in advance on the usual quarter days in every year such payments to be made by telegraphic bank transfer (which obligation shall, where the Tenant has consistently failed to pay the said yearly rent on the due dates for payment, include an obligation on the Tenant to make such payment by banker's order), the first payment in respect of the period commencing on the Rent Commencement Date specified in the Lease Details up to but excluding the day immediately preceding the quarter day next thereafter to be made on such Rent Commencement Date;

  (ii)
  the relevant proportion of the proper costs and expenses incurred by the Landlord in connection with its obligations under Schedule 5 such payment to be made within fourteen days of demand, the first payment in respect of the period commencing on the date of this Lease to be made on the date of this Lease; and

  (iii)
  the service charge rent at the times set out in Schedule 7, the first payment in respect of the period commencing on the date of this Lease up to the quarter day next thereafter to be made on the date of this Lease.
3.
TENANT'S COVENANT

  The Tenant covenants with the Landlord in accordance with Schedule 2.

4.
LANDLORD'S COVENANT

4.1
The Landlord covenants with the Tenant that subject to the Tenant paying the rents reserved by this Lease and observing and performing the tenant's covenants in this Lease the Tenant may peaceably hold and enjoy the demised premises during the term without any interruption by the Landlord or any person lawfully claiming under or in trust for it.

4.2
The Landlord covenants with the Tenant to comply with its obligations in Schedule 5 and Schedule 7.

4.3
For the avoidance of doubt, the Landlord covenants with the Tenant that it shall repair and maintain the structure and common parts of the Building referred to in paragraphs 1 and 2 of part 2 of the Seventh Schedule in good and substantial repair and condition.

5.
RE-ENTRY

  Without prejudice to any other rights or remedies of the Landlord if:

  (i)
  any of the rents reserved by this Lease is in arrears for fourteen days after it becomes due (whether or not it has been legally demanded); or

  (ii)
  there is any breach of any of the tenant's covenants in this Lease or any of the surety's covenants in this Lease; or

  (iii)
  any person comprised in the Tenant or any person comprised in a surety who at any time guarantees the obligations of the Tenant:

  (a)
  enters into any scheme, compromise, moratorium or arrangement with any of its creditors; or

  (b)
  has an execution, sequestration or other process levied on any of its assets which is not discharged within fourteen days; or

  (iv)
  any such person being a company incorporated in the United Kingdom:

  (a)
  is struck off the register of companies; or

  (b)
  being an unlimited company is registered with limited liability; or

  (c)
  has an administrator appointed; or

  (d)
  has a winding up order made against it or it otherwise enters into a voluntary winding up or a meeting is convened for the purpose of considering a resolution for its winding up (other than a voluntary winding up of a solvent company for the purpose of amalgamation or reconstruction); or

  (e)
  has a receiver or administrative receiver appointed over all or any of its assets or has an encumbrancer take possession or exercise any power of sale over all or any of its assets; or

  (f)
  is deemed to be unable to pay its debts within the meaning of section 123 of the Insolvency Act 1986; or

  (v)
  any such person being an individual:

  (a)
  has a bankruptcy order made against him; or

  (b)
  is the subject of an order or appointment under section 253, 273 or 286 of the Insolvency Act 1986; or

  (c)
  appears to be unable to pay or to have any reasonable prospect of being able to pay his debts within the meaning of sections 267 and 268 of the Insolvency Act 1986; or

  (vi)
  any circumstances exist or event occurs with respect to any such person in any jurisdiction which has an effect equivalent or similar to any of those mentioned in this clause then the Landlord may at any time re-enter the demised premises or any part in the name of the whole and forfeit this Lease whereupon this Lease and the term created by it shall come to an end.

6.
TENANT'S OPTION TO BREAK

6.1
Subject to clause 6.2, if the Tenant gives to the Landlord not less than nine months' written notice expiring on the Break Date specified in the Lease Details then this Lease and the term created by it shall come to an end on the Break Date without prejudice to the parties' subsisting rights of action.

6.2
This Lease and the term created by it shall not come to an end on the Break Date unless at the Break Date:

(i)
the rents reserved by this Lease have been paid up to and including the Break Date in cleared funds;

(ii)
there are no material breaches of the tenant's covenants in this Lease relating to the state of repair and condition of the demised premises; and

(iii)
the Tenant yields up the whole of the demised premises with vacant possession notwithstanding any licence to underlet that may have been granted by the Landlord.

7.
PROVISIONS

  This Lease incorporates:

  (i)
  the insurance provisions in Schedule 5;

  (ii)
  the further provisions in Schedule 6; and

  (iii)
  the service charge provisions in Schedule 7

  and the Landlord and the Tenant covenant with one another to comply with their respective obligations in such schedules.

8.
AGENT FOR SERVICE

8.1
This clause applies to any writ, summons, order, judgment or other process issued out of the courts of England and Wales in connection with any proceeding, suit or action arising out of or in connection with this Lease to the exclusion of any other provision of this Lease relating to the service of notices.

8.2
LECG Corporation irrevocably agrees that any document to which this clause applies may be sufficiently and effectively served on it by service on its agent LECG Limited, if no replacement agent has been appointed and notified to the Landlord pursuant to clause 8.5, or on the replacement agent if one has been appointed and notified to the Landlord.

8.3
Any such document served pursuant to this clause shall be marked for the attention of:

(i)
LECG Limited at the demised premises or such other address within England or Wales as may be notified to the Landlord by LECG Corporation;

(ii)
such other person as is appointed as agent for service pursuant to clause 8.5 at the address notified pursuant to clause 8.5.

8.4
Any such document addressed in accordance with clause 8.3 shall be deemed to have been duly served if:

(i)
left at the specified address, when it is left; or

(ii)
sent by first class post, three clear days after the date of posting.

8.5
If the agent referred to in clause 8.2 (or any replacement agent appointed pursuant to this sub-clause) at any time ceases for any reason to act as such, LECG Corporation shall appoint a replacement agent to accept service having an address for service in England or Wales and shall notify the Landlord of the name and address of the replacement agent; failing such appointment and notification, the Landlord may by notice to LECG Corporation appoint such a replacement agent to act on LECG Corporation's behalf.

8.6
A copy of any document served on an agent pursuant to this clause shall be sent by post to LECG Corporation at its address for the time being for the service of notices and other communications under this Lease, but no failure or delay in so doing shall prejudice the effectiveness of the service of the document in accordance with the provisions of this clause.

9.
JURISDICTION

9.1
The parties irrevocably agree for the exclusive benefit of the Landlord that the courts of England shall have jurisdiction to settle any disputes which may arise out of or in connection with this Lease and that accordingly any proceedings, suit or action in connection with this Lease may be brought in such courts. Without limiting the generality of the foregoing, LECG Corporation expressly and irrevocably submits to non-exclusive personal jurisdiction in the courts of England in connection with any proceedings, suit or action arising out of or in connection with this Lease.

9.2
Without prejudice to clause 9.1, LECG Corporation further irrevocably agrees that any such proceedings, suit or action may be brought in the courts of California and submits (and agrees to submit) to the non-exclusive jurisdiction of such courts.

9.3
Nothing contained in this clause shall limit the right of the Landlord to take such proceedings, suit or action against LECG Corporation in any other court of competent jurisdiction, nor shall the taking of proceedings, suit or action in one or more jurisdictions preclude the taking of such proceedings, suit or action in any other jurisdiction, whether concurrently or not, to the extent permitted by the law of such other jurisdiction.

9.4
LECG Corporation irrevocably waives (and irrevocably agrees not to raise) any objection which it may have now or hereafter to the laying of the venue of any such proceedings, suit or action in any such court as is referred to in clause 9.1 or 9.2 and any claim that any such proceedings, suit or action have been brought in an inconvenient forum and further irrevocably agrees that a judgment in any such proceedings, suit or action brought in any court referred to in this clause shall be conclusive and binding upon LECG Corporation and may be enforced in the courts of any other jurisdiction.

10.
CHOICE OF GOVERNING LAW

  This Lease shall be governed by and construed in accordance with English law.

11.
NEW TENANCY

  The parties confirm that this Lease is a new tenancy for the purposes of the Landlord and Tenant (Covenants) Act 1995.

12.
CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

  The parties to this Lease do not intend that by virtue of the Contracts (Rights of Third Parties) Act 1999 any of the terms of this Lease should be enforceable by a person who is not a party to it.

IN WITNESS whereof the Landlord and the Tenant have executed this document as a deed the day and year first before written.

S C H E D U L E    1

PART 1

The demised premises

All those parts of the fourth floor of the Building having the net internal area of 6,285 square feet (583.88 square metres) and shown edged red on the Plan and including:

(i)
the doors and frames of andequipment and fitments and any glass in the doors of the demised premises;

(ii)
the glazed panels dividing the relevant floor from the atrium in the Building;

(iii)
the internal plaster or decorative surfaces of load bearing walls and columns within the demised premises and of walls which form boundaries of the demised premises;

(iv)
the whole of all non-load bearing walls within the demised premises;

(v)
the surfaces of the floor slab (but nothing below the said surfaces) and the surfaces of the ceiling slab (but nothing above the said surfaces);

(vi)
the raised floor and supports and the void between the floor slab and the raised floor but not any structural part thereof;

(vii)
any conduits, plant and machinery now or after the date of this deed installed in any part of the Building and exclusively serving the demised premises;

(viii)
all fixtures and fittings from time to time on the demised premises; and

(ix)
all additions and improvements to the demised premises;

but excluding the structural parts, loadbearing framework, roof and foundations of the Building and the external walls of the Building and the windows therein and the conduits, plant and machinery within the Building but not exclusively serving the demised premises.

PART 2

Easements and rights granted

1.
The right and liberty for the Tenant its authorised subtenants visitors agents and employees and all persons authorised by it:

1.1
to the free and uninterrupted passage and running of water, soil, gas, electricity and other services or supplies in or through the conduits in, under, through or over the Building or any adjoining or neighbouring land belonging to the Landlord either presently serving the demised premises or which after the date of this lease may be in, under, through or over the Building or any adjoining or neighbouring land as aforesaid and any replacement of such conduits.

1.2
to pass and repass over and along the entrance hall, passages, corridors, landings, staircases and other parts of the Building from time to time intended for the common use of the occupiers of the Building.

1.3
to use the lifts, plant and machinery in the Building serving the demised premises and any replacement of such lifts, plant and machinery.

1.4
to have the name of the lawful occupier of the demised premises displayed on the notice board provided by the Landlord for that purpose in the ground floor reception hall of the Building.

1.6
to use the visitors' toilet accommodation on the ground floor of the Building.

1.7
to use such communal refuse deposit areas serving the Building as the Landlord shall from time to time designate.

Such right of support and protection for the benefit of the demised premises as the demised premises currently enjoys from the other parts of the Building.

PART 3

Exceptions and rights reserved

1.
The right to erect or alter or to consent to the erection or alteration of any building now or from time to time on any adjoining or neighbouring property notwithstanding that such erection or alteration may diminish the access of light and air enjoyed by the demised premises and the right to deal with any such property as it may think fit.

2.
The right of passage and running of water, soil, gas, electricity and of all other services or supplies through such conduits as are now or may after the date of this Lease be installed in the demised premises and serving or capable of serving other parts of the Building or adjoining or neighbouring property or any buildings belonging to the Landlord now or after the date of this deed erected on such property together with the right at reasonable times during the daytime and upon reasonable prior written notice of no less than 48 hours (except in cases of emergency) to enter upon the demised premises to inspect, repair or maintain any such conduits, subject to the person(s) exercising such right causing as little disturbance or inconvenience as reasonably possible and making good all damage caused to the demised premises or any property of the Tenant or any lawful subtenant with reasonable speed.

3.
The right at reasonable times in the daytime and upon reasonable prior written notice of no less than 48 hours (except in cases of emergency) to enter upon the demised premises (but only for so long as is reasonably necessary) in connection with the erection, alteration, improvement, repair or maintenance of any such parts or property or building and for such purpose to underpin, shore up and bond and tie into the structure of the demised premises, subject to the person(s) exercising such right causing as little disturbance or inconvenience as reasonably possible and making good all damage caused to the demised premises or any property of the Tenant or any lawful subtenant with reasonable speed.

4.
The right to connect into such conduits as are now or may after the date of this Lease be installed in the demised premises (other than conduits capable of serving only the demised premises).

5.
The rights and liberties to enter upon the demised premises in the circumstances in which in the covenants by the Tenant contained in this Lease the Tenant covenants to permit such entry but subject always to any conditions, limitation or proviso contained in any such covenants.

6.
All easements, quasi-easements, privileges and rights whatsoever now enjoyed by other parts of the Building or adjoining or neighbouring property belonging to the Landlord in, under, over or in respect of the demised premises as if such parts or such adjoining or neighbouring property and the demised premises had at all times up to the date of this Lease been in separate ownership and occupation and such matters had been acquired by prescription or formal grant.

7.
The right at reasonable times during the daytime and upon reasonable prior written notice of no less than 48 hours to enter and pass and repass across the demised premises for the purpose of gaining access to the window cleaning cradle shown marked X and Y on the Plan, subject to the Landlord causing as little disturbance or inconvenience as reasonably possible and making good all damage caused to the demised premises or any property of the Tenant or any lawful subtenant with reasonable speed.

S C H E D U L E    2

Tenant's covenants

2.1
Rent

(A)
To pay the rents reserved by this Lease at the times and in the manner specified without any deduction.

(B)
Not to exercise or seek to exercise any right or claim to withhold rent or any right or claim to set-off.

2.2
Outgoings

(A)
To pay and discharge all existing and future rates, taxes, duties, charges, assessments, outgoings and impositions (whether parliamentary, local or otherwise and whether of a capital, revenue, non-recurring or wholly novel nature) which are now or may at any time during the term be assessed, charged or imposed upon the demised premises or on the owner or occupier in respect of them or anything done on them or pending separate assessment of the demised premises a fair and proper proportion to be reasonably determined by the Landlord of any sum payable in respect of the Building except any taxes, rates, duties, charges, assessments, outgoings and impositions assessed or imposed on the Landlord or any superior landlord in respect of the rents reserved by this Lease or any dealing or deemed dealing by the Landlord or any superior Landlord with its interest in the demised premises.

(B)
To pay to the Landlord on demand a sum equal to the amount of empty property relief claimed in respect of the demised premises by the Tenant or any person deriving title under the Tenant in respect of any period immediately before the ending of the term.

2.3
Repair

  Save in the case of damage by insured risks (except to the extent the insurance effected by the Landlord is vitiated, avoided or forfeited or the payment of the policy monies is refused or withheld by reason of the act or omission of the Tenant or any person deriving title under the Tenant or their respective servants, agents or licensees):

  (i)
  to keep the demised premises in good and substantial repair and condition and in whole or in part, replace or renew them as necessary; and

  (ii)
  to replace from time to time with others of similar kind and quality all lessor's fixtures and fittings which become obsolete or unusable.
2.4
Decoration

(A)
Not to paint or varnish over the ceilings or any exposed concrete or over the internal parts of the demised premises finished in fire resistant paint.

(B)
Subject to sub-paragraph (A), in 2009 and in every subsequent fifth year of the term or more frequently if necessary, and also in the three months immediately before the ending of the term (but so that the Tenant shall not be required to redecorate more than once in any twelve month period), to paint, clean or otherwise treat as the case may be in a good and workmanlike manner all the inside structure and other internal parts of the demised premises previously painted, cleaned or otherwise treated or otherwise to decorate in the usual manner all parts usually or requiring to be so dealt with the colour and method of such painting and other works of decoration in the last three months of the term to be approved by the Landlord such approval not to be unreasonably withheld or delayed.

2.5
Windows

(A)
Not to attach anything to the interior surfaces of the windows or the glazed panels bounding or included in the demised premises.

(B)
To clean monthly in a good and tenantlike manner the interior surfaces of the windows bounding the demised premises on the Exeter Street frontage of the Building.

(C)
Not to curtain the windows or otherwise to cover the same except using blinds of a colour and specification approved by the Landlord such consent not to be unreasonably withheld or delayed.

(D)
To clean and maintain such blinds in accordance with the manufacturer's instructions and to replace them when they cease to be serviceable.

(E)
To operate such blinds in such a way as to present an orderly, tidy and well regulated appearance from the outside of the demised premises.

2.6
Yielding up

  At the ending of the term:

  (i)
  quietly to yield up the demised premises (except lessee's and trade fixtures and fittings) in a condition consistent with the due performance and observance of the tenant's covenants in this Lease;

  (ii)
  if any alterations or additions have been made to the Building by the Tenant or its predecessors in title or any person deriving title under it or them to reinstate the Building (if so required by the Landlord but not otherwise) to the state and condition it was in prior to the making of the alterations and additions;

  (iii)
  to remove from the Building every sign, notice or other notification belonging to the Tenant or its predecessors in title or any person deriving title under it or them; and

  (iv)
  to make good all damage caused to the Building by the removal of the Tenant's fittings, furniture and effects to the reasonable satisfaction of the Landlord.

2.7
Statutes

(A)
To comply with all Statutes and the requirements or directions of any government department, local authority or other competent authority affecting the demised premises or their use and occupation.

(B)
To execute all works and obtain all certificates and licences and provide and maintain all arrangements which by or under any Statute or any such requirement or direction are or may be directed or required to be executed, obtained, provided or maintained upon or in respect of the demised premises whether by the Landlord or the Tenant.

(C)
Not to do or omit to do in the Building anything by reason of which the Landlord may under any Statute or any such requirement or direction incur or have imposed upon it or become liable to pay any penalty, damages, compensation, costs, levies, charges or expenses.

(D)
Upon receipt to deliver to the Landlord a copy of any communication from a government department, local authority or other competent authority affecting the Building and to make or join in making such objections, representations or appeals against or in respect of it as the Landlord may reasonably require.

2.8
Planning

(A)
Notwithstanding any other approval granted under this Lease, not to serve any notices or to make any application for planning permission in respect of the carrying out of any development on the demised premises or the institution or continuance of any use without the consent of the Landlord such consents not to be unreasonably withheld or delayed where no change of use is proposed.

(B)
Subject to sub-paragraph (A), to serve all such notices and obtain all such permissions from the relevant planning authority on its own behalf.

(C)
To provide to the Landlord copies of all notices served and all communications with the relevant planning authority in connection with any such application including a copy of the planning decision.

(D)
Not to implement any planning permission in connection with the demised premises without the consent of the Landlord (such consent not to be unreasonably withheld or delayed where no change of use is proposed) and where any planning permission is granted subject to conditions, not to carry out such development or institute or continue such use before reasonable security for the compliance with such conditions has been produced to the Landlord and approved by it, such approval not to be unreasonably withheld or delayed.

(E)
To pay and satisfy any charge or levy imposed by statute or by any public body in respect of the carrying out or maintenance of any such development or the institution or continuance of any such use.

(F)
Before the ending of the term and unless the Landlord shall otherwise direct, to carry out to the reasonable satisfaction of the Landlord any works stipulated to be carried out by a date after the ending of the term as a condition of any planning permission in respect of the demised premises implemented in whole or in part during the term.

2.9
Entry upon the demised premises

(A)
To permit the Landlord and persons authorised by the Landlord to enter the demised premises only for so long as is reasonably necessary at reasonable times during the daytime after prior written notice of no less than 48 hours (save in emergency) and where requisite to remain with or without workmen, materials and equipment:

(i)
to alter, maintain or repair any other part of the Building or any adjoining property;

(ii)
in connection with the development of such property;

(iii)
in connection with the easements and rights reserved by this Lease;

(iv)
to comply with such covenants, conditions and restrictions (if any) as may affect any reversion on the term;

(v)
to inspect the demised premises and any alterations or additions being carried out;

(vi)
to complete an inventory of the lessor's fixtures and fittings;

(vii)
to measure or value the demised premises;

(viii)
to remedy any breach of the Tenant's covenants in this Lease; and

(ix)
in connection with the provision of the services referred to in Schedule 7 without payment for any nuisance, annoyance, damage or inconvenience caused to the occupiers of the demised premises but subject to the persons exercising these rights making good any damage caused to the demised premises as soon as reasonably possible and to the reasonable satisfaction of the Tenant.

(B)
As soon as the Tenant is (or ought to be) aware of the same to give immediate notice to the Landlord of any destruction or damage to the Building and of any defect which would or might give rise to any obligation on the Landlord's part to do or refrain from doing any act or thing in order to comply with the duty of care imposed by the Defective Premises Act 1972.

2.10
Breaches

(A)
To make good all breaches of the Tenant's covenants in this Lease within two months after the giving of written notice by the Landlord to the Tenant or sooner if requisite.

(B)
If the Tenant continues to default in the performance of any of such covenants of which notice has been given, to permit the Landlord and all persons authorised by the Landlord to take steps to remedy the breaches.

2.11
Costs

  To indemnify the Landlord against all proper costs arising from or in contemplation of:

  (i)
  the enforcement of the Tenant's covenants in this Lease or of the obligations of any person who at any time guarantees the obligations of the Tenant;

  (ii)
  the preparation and service of any notices or proceedings under sections 146 and 147 of the Law of Property Act 1925 or the Leasehold Property (Repairs) Act 1938 and the inspection and supervision of any works required to be done;

  (iii)
  the taking of steps subsequent to any such notice notwithstanding forfeiture is avoided otherwise than by relief granted by the Court;

  (iv)
  the effecting of any forfeiture not requiring such notice;

  (v)
  the recovery of sums due under this Lease including the levy or attempted levy of any distress;

  (vi)
  the preparation and service of all notices and schedules (whether statutory or otherwise) relating to wants of repair to the demised premises or other breaches of any of the Tenant's covenants in this Lease and the inspection and supervision of any works required to be done whether served during the term or after its ending but relating only to works required to be carried out during the term;

  (vii)
  the preparation and service of any notices, applications or proceedings under the Landlord and Tenant (Covenants) Act 1995; and

  (viii)
  any application for a consent, licence or approval whether it is granted or refused or proffered subject to any qualification or condition or whether the application is withdrawn or abandoned but excluding the cost of any application which is held by a court of competent jurisdiction to have been unreasonably refused or where consent, licence or approval is held by a court of competent jurisdiction to have been granted subject to unreasonable conditions or qualifications.
2.12
Alterations

(A)
Not to affix to or drill into any slab, wall or column bounding the demised premises.

(B)
(i)      Subject to sub-paragraph (C), not to make any alterations or additions to the demised premises or any installations, conduits, plant or machinery serving them.

(ii)
For the avoidance of doubt, and without prejudice to the generality of sub-paragraph (i) above, not to make any change to the architectural style of the WCs within the demised premises.

(C)
Not to erect, alter or remove any demountable partitioning within the demised premises or carry out any other non-structural alterations to the demised premises without the consent of the Landlord (such consent not to be unreasonably withheld or delayed) and otherwise than in accordance with a method statement submitted to and approved by the Landlord prior to the commencement of the works such approval not to be unreasonably withheld or delayed.

(D)
To procure that any such erection, alteration or removal is carried out in strict accordance with the approved method statement by contractors approved by the Landlord such approval not to be unreasonably withheld or delayed.

(E)
To procure if the landlord reasonably so requires that where appropriate the contractors carrying out such erection, alteration or removal and the architects, engineers or other persons engaged in a consultative capacity in connection with their design or supervision enter into collateral assurances with the Landlord acknowledging in terms reasonably acceptable to the Landlord a duty of care to the Landlord in connection with the carrying out, design or supervision as the case may be.

(F)
To remove on demand all alterations and additions made in contravention of this paragraph or in respect of which any licence, approval, permission or consent is lawfully withdrawn or lapses and make good all damage caused by such removal and restore all parts of the demised premises affected to a good and substantial condition and properly decorated under the supervision and to the reasonable satisfaction of the Landlord.

2.13
Use

(A)
Not to use the demised premises for any dangerous, noxious, noisy, offensive, illegal or immoral purpose.

(B)
Not to use the demised premises for any purpose which causes a nuisance or damage to the Landlord or the owners or occupiers of any other part of the Building or any neighbouring property belonging to the Landlord.

(C)
Not to hold any auction, public meeting, entertainment or exhibition on the demised premises.

(D)
Not to use the demised premises as a betting shop or a betting office.

(E)
Not to use the demised premises for the sale of alcohol for consumption either on or off the demised premises.

(F)
Not to allow any person to sleep in the demised premises nor to use the demised premises for residential purposes.

(G)
Not to change the use of the demised premises before all necessary licences, approvals, permissions and consents from all relevant government departments, local authorities and other competent authorities, the insurers and other persons interested in the demised premises have been produced to the Landlord and approved by it.

(H)
Subject to the preceding sub-paragraphs of this paragraph, not without the consent of the Landlord to use the demised premises otherwise than for the Permitted Use specified in the Lease Details.

2.14
Signs

  Not to display on the demised premises so as to be visible from outside any sign, fascia, poster, blind or advertisement.

2.15
"For sale" and "to let" signs

(A)
To permit the Landlord and its agents upon prior appointment with the lawful occupier(s) of the demised premises to enter upon the demised premises to fix and retain on the exterior of the demised premises notice boards for the disposal of the Landlord's interest and in the six months immediately before the ending of the term (except where the Tenant has made a valid Court application under the Landlord and Tenant Act 1954 Section 24 or is otherwise entitled to remain in occupation or entitled to a new tenancy of the demised premises) notice boards for the reletting of the demised premises but not so that any such boards shall obstruct or interfere with the access of light or air to the demised premises and subject to the Landlord making good as soon as reasonably possible all damage caused to the demised premises or the property of the Tenant or other lawful occupier(s) of the demised premises to the reasonable satisfaction of the Tenant and/or of such lawful occupier(s).

(B)
Not to obscure or interfere with such notice boards.

(C)
To permit all persons authorised by the Landlord or its agents by reasonable prior notice to the Tenant to view the demised premises at reasonable times in the daytime in connection with such disposal or reletting without interruption but subject to the Landlord making good as soon as possible all damage caused to the demised premises or to the Property of the Tenant or other lawful occupier(s) of the demised premises to the reasonable satisfaction of the Tenant or of such lawful occupier(s) as aforesaid.

2.16
Security arrangements

  Not to leave the demised premises continuously unoccupied for more than one month without notifying the Landlord and providing security and caretaking arrangements approved by the Landlord and the insurers, the approval of the Landlord not to be unreasonably withheld or delayed.

2.17
No smoking

  Not to introduce a "no smoking" policy in the demised premises without at the same time procuring that people who wish to smoke do not congregate in the common parts of the Building

2.18
Overloading

(A)
Not to submit any part of the Building or its services to any excessive load nor to suspend anything from the ceilings or structure of the Building.

(B)
Not to overload or obstruct the conduits serving the Building or to discharge into any pipes, drains, or sewers any trade effluent or any harmful matter or substance.

2.19
Entrances and service areas

(A)
Not to load or unload or receive delivery of or dispatch goods otherwise than in the areas and through the entrances of the Building designated by the Landlord from time to time provided that any such areas and/or entrances shall be no less commodius than those designated as at that date of this Lease.

(B)
Not to block or obstruct the entrances, exits, passages, corridors, staircases or common parts of the Building or to do anything whereby access by others to the Building is precluded, hindered or inconvenienced.

(C)
Not to obstruct the doors shown marked X and Y on the Plan.

2.20
Rights of light

(A)
Not to darken or obstruct any windows belonging to the Building nor to accept payment or other consideration for consenting to anyone else doing so.

(B)
To give notice to the Landlord of any third party making or acquiring or attempting to make or acquire any encroachment or easement against the Building and at the request and cost of the Landlord to take such steps as the Landlord may reasonably require to prevent any such encroachment or easement being acquired.

2.21
Alienation

(A)
Not to assign, charge or underlet any part (as distinct from the whole) of the demised premises.

(B)
Not to assign the whole of the demised premises or underlet or hold upon trust for another the whole or any part of the demised premises except as provided in this Lease.

(C)
Not to assign the whole of the demised premises nor to underlet the whole or any part to a person entitled to claim diplomatic or sovereign immunity but excluding from this restriction any assignment or underletting to the Government of the United Kingdom of Great Britain and Northern Ireland or any government department.

(D)
Not to forfeit or accept a surrender of any underlease without the consent of the Landlord such consent not to be unreasonably withheld or delayed.

(E)
To enforce the observance and performance of and not without the Landlord's consent (which shall not be unreasonably withheld or delayed) to vary or waive the undertenant's or surety's covenants in any underlease or the provisions for review of rent contained in any underlease.

(F)
Not to defer or accelerate the payment of rent under any underlease.

(G)
Not to agree any review of rent or the appointment of any expert or arbitrator under any underlease without the consent of the Landlord under this Lease such consent not to be unreasonably withheld or delayed.

(H)
Not to part with or share possession or occupation of the whole or any part of the demised premises otherwise than to companies which are Group Companies upon terms such that:

(i)
no estate or interest in the demised premises is created or transferred and no right to exclusive possession is conferred; and

(ii)
any rights of occupation or possession come to an end immediately the relevant company ceases to be a Group Company of the Tenant.
2.22
Assignment

(A)
Not to assign the whole of the demised premises without first entering into an authorised guarantee agreement with the Landlord in accordance with section 16 of the Landlord and Tenant (Covenants) Act 1995 in such form as the Landlord may lawfully require:

(i)
imposing liability on the Tenant as principal debtor in respect of the obligations owed by the assignee under the tenant's covenants in this Lease;

(ii)
imposing liability on the Tenant as guarantor in respect of the assignee's performance of the covenants which is equivalent to that to which the Tenant would be subject as sole or principal debtor in respect of the obligations owed by the assignee under the covenants;

(iii)
requiring the Tenant, in the event of this Lease being disclaimed, to enter into a new lease of the demised premises:

(a)
whose term expires not later than the Term specified in the Lease Details; and

    (b)
    whose covenants are on the same terms as the tenant's covenants in this Lease and at the rent payable immediately prior to such disclaimer; and
  (iv)
  making provision incidental or supplementary to any provision made by virtue of (i) to (iii) of this sub-paragraph.
(B)
Subject to sub-paragraph (A), not to assign the whole of the demised premises without the consent of the Landlord (such consent not to be unreasonably withheld or delayed) provided that for the purposes of section 19(1A) of the Landlord and Tenant Act 1927 the Landlord may:

(i)
withhold its consent in circumstances where in the reasonable opinion of the Landlord the proposed assignee is not of sufficient financial standing to enable it to pay the rents reserved by and comply with the Tenant's covenants in this Lease;

(ii)
withhold its consent unless the Tenant has provided copies of the audited accounts of the intended assignee (being a body corporate) for the three immediately preceding accounting periods (if available, taking into account the date of incorporation of the proposed assignee) (including the accounting period last expired), and management accounts of the intended assignee (being a body corporate) for the immediately preceding 12 months;

(iii)
withhold its consent unless prior to the date of the proposed assignment the Tenant has paid all proper sums which have lawfully fallen due for payment under this Lease before that date and has remedied any material outstanding breaches of the tenant's covenants in this Lease notified to the Tenant prior to the date of the Tenant's application to the Landlord for consent;

(iv)
make it a condition of its consent that the intended assignee enters into direct covenants with the Landlord to pay the rents reserved by this Lease and to observe and perform the tenant's covenants in this Lease throughout the term;

(v)
if reasonable make it a condition of its consent that such sureties as the Landlord reasonably requires in respect of the assignee covenant by deed directly with the Landlord as principal debtors or covenantors in the terms set out in Schedule 3 by reference to the intended assignee; and

(vi)
if reasonable make it a condition of its consent that the intended assignee deposits with the Landlord an amount equal to six months of the principal yearly rent payable at the date of the assignment (disregarding any provision in this Lease for the cesser or abatement of rent) as security for the performance of the tenant's covenants in this Lease.

(vii)
where LECG Limited remains the tenant under this Lease, make it a condition of its consent that this Lease first be validly assigned (for which no Landlord's consent shall be required) to the Surety LECG CORPORATION, to the intent that a further consent will then be sought by LECG CORPORATION for the assignment to the intended assignee, and that LECG CORPORATION will enter into the authorised guarantee agreement in favour of the Landlord required pursuant to paragraph (A) above.
2.23
Underletting

(A)
Not to underlet the whole of the demised premises otherwise than by an instrument in writing substantially in the form of this Lease approved by the Landlord (such approval not to be unreasonably withheld or delayed):

(i)
containing an absolute prohibition against the underlessee underletting, charging, parting with possession or sharing the occupation of the premises underlet or any part of them or assigning part of them;

(ii)
at the best rent reasonably obtainable without taking a fine or premium;

  (iii)
  containing provisions for the rent reserved by the underlease to be reviewed in an upwards direction only with effect from the same dates as the principal yearly rent under this Lease is liable to be reviewed and upon the same principles of ascertainment; and

  (iv)
  containing or having endorsed upon it an agreement excluding sections 24 to 28 of the Landlord and Tenant Act 1954 authorised by an order of the court under section 38(4) of that Act.
(B)
Not to underlet the whole of the demised premises without procuring that the undertenant enters into direct covenants with the Landlord:

(i)
to observe and perform the tenant's covenants in this Lease (other than as to the payment of rent);

(ii)
to pay the rents reserved by the proposed underlease and to observe and perform the undertenant's covenants in such underlease; and

(iii)
not to assign the premises underlet without the prior consent of the Landlord under this Lease such consent not to be unreasonably withheld or delayed.

(C)
Subject to sub-paragraphs (A) and (B), not to underlet the whole of the demised premises without the consent of the Landlord (such consent not to be unreasonably withheld or delayed).

2.24
Registration

  Within twenty eight days after any assignment, underletting, sharing of occupation, mortgage or charge or release or vacation of any mortgage or charge or devolution of or other instrument relating to the demised premises or any estate or interest in the demised premises however remote or inferior to give notice to the Landlord and produce to it for its retention a certified copy of the deed or instrument effecting the transaction.

2.25
Indemnity

(A)
To indemnify the Landlord against:

(i)
any tax or imposition which becomes payable either during the term or after its ending by reason of any act or default during the term of the Tenant or any person deriving title under the Tenant or their respective agents, servants or licensees and which but for such act or default would not have been payable; and

(ii)
all actions, proper costs, claims, demands and expenses arising as a result of any breach of the Tenant's covenants in this Lease or by reason of any act or default of the Tenant or any person deriving title under the Tenant or their respective agents, servants or licensees.

(B)
To increase any payment by way of indemnity which is lawfully treated for taxation purposes as income of the Landlord to the extent necessary to ensure that after the payment of tax the Landlord receives on the due date and retains a net sum equal to the amount it would have received if the payment had not been so treated.

2.26
Production of information

  To produce on demand such evidence as the Landlord may reasonably require to satisfy itself that the Tenant's covenants in this Lease have been complied with and particulars of all derivative or occupational rights existing in respect of the demised premises however remote or inferior.

2.27
Interest

  To pay to the Landlord if so required and without prejudice to the Landlord's other remedies (as well after as before any judgment) interest at the rate of four per centum per annum above the base rate of HSBC Bank Plc from time to time on any sum becoming due under this Lease

  (whether or not formally demanded in the case of the rent first reserved by this Lease) and not paid within fourteen days of its becoming due from the date it becomes due until the date of payment and on any sum due under this Lease for any period during which a breach subsists of the Tenants' covenants under this Lease in circumstances where the Landlord properly refuses to accept such sum in order not to waive any such breach of covenant, from the date of its becoming due until the date of acceptance.

2.28
Value added tax

  To pay an amount equal to all value added tax or other tax of a similar nature payable in respect of any sum payable under this Lease so that any such sum is deemed to be tax exclusive save to the extent that any such value added tax may be recovered by the Landlord as input tax.

2.29
Matters affecting the reversion

  To observe and perform all covenants, conditions and restrictions (if any) to which any reversion immediately or mediately expectant on the term may be subject.

2.30
Regulations

  To observe and perform and cause all persons deriving title under it and their respective servants, agents and licensees to observe and perform the rules and regulations made by the Landlord from time to time in accordance with the principles of good estate management for the orderly and safe use of the Building and its facilities provided that nothing in any such rules and regulations imposed by the Landlord shall purport to amend the terms of this Lease and in the event of any inconsistency between the terms of this Lease and any such rule or regulation the terms of this Lease shall prevail.

S C H E D U L E    3

Surety's covenants

3.1
Payment

  The Surety covenants with the Landlord that:

  (i)
  the Tenant will throughout the term as well after as before any disclaimer of this Lease pay the rents reserved by this Lease as from time to time reviewed and will observe and perform the tenant's covenants in this Lease;

  (ii)
  the Tenant will observe and perform the tenant's covenants in any agreement entered into in connection with this Lease which is an authorised guarantee agreement for the purpose of section 16 of the Landlord and Tenant (Covenants) Act 1995;

  (iii)
  the Tenant will throughout the term thereby created as well after as before any disclaimer thereof pay the rents reserved by any overriding lease which the Tenant takes up pursuant to section 19 of the Landlord and Tenant (Covenants) Act 1995 as from time to time reviewed and will observe and perform the tenant's covenants in such lease;

  (iv)
  in case of default or delay on the part of the Tenant, the Surety will by way of primary obligation and not merely as a guarantor or as collateral to the Tenant's obligation pay to the Landlord any sum lawfully payable under this Lease and make good any breaches of the tenant's covenants referred to in (i), (ii) or (iii) above including all proper losses, damages, costs and expenses arising or incurred by the Landlord; and

  (v)
  the Surety will indemnify the Landlord against all proper costs arising from or in contemplation of the enforcement of the surety's covenants.
3.2
New lease

(A)
The Surety further covenants with the Landlord that if any event or default occurs rendering this Lease liable to forfeiture or disclaimer and this Lease is forfeited or disclaimed the Surety or such of the persons for the time being comprising the Surety as the Landlord may choose shall upon being required so to do by the Landlord by written notice given no more than three months after such forfeiture or disclaimer take up a new lease of the demised premises and deliver a duly executed counterpart to the Landlord upon the same terms as this Lease and at the rent payable under this Lease immediately prior to such forfeiture or disclaimer save that:

(i)
the term will commence on the date of such notice and expire on the date the Term specified in the Lease Details is due to expire or would have expired but for its having already ended;

(ii)
so far as there are outstanding breaches of the tenant's covenants in this Lease, the Landlord may require without prejudice to its other remedies that such lease contains a covenant that the breaches will be remedied promptly at the proper cost of the Surety to the reasonable satisfaction of the Landlord; and

(iii)
where a review date has passed and the principal yearly rent payable by the Tenant from that review date has not been ascertained in accordance with Schedule 4, such lease shall provide for an additional review of the principal yearly rent payable under it on the first day of the term of such lease as at the review date that has passed on the same basis as set out in this Lease.

(B)
If the Landlord does not require the Tenant to take a new lease as referred to in paragraph 3.2(A) hereof the Surety shall pay to the Landlord a sum equal to the rents reserved by this Lease which would have been payable but for the disclaimer or forfeiture in respect of the period from the date of forfeiture or disclaimer until the earlier of the date

    (a)
    nine months after the date of such forfeiture or disclaimer;

    (b)
    upon which the demised premises are relet on the basis that the rents are payable at their full contractual rate, disregarding any period of reduced rent normally allowed for fitting out; and

    (c)
    which is the date of the expiration of the term

  and upon such sum being paid to the Landlord the Surety shall be automatically released from any further obligation to the Landlord without the requirement of a formal deed of release (but so that the Landlord shall if the Surety so requires and at the Surety's proper cost execute a deed in favour of the Surety (in such form as the Surety shall reasonably require) releasing the Surety from its obligations to the Landlord under this Lease).

(C)
The Surety will

(i)
join in any consent, approval or licence lawfully required by any other person interested in the demised premises in connection with the grant of such lease; and

(ii)
on completion of such lease indemnify the Landlord against its costs in connection with the obtaining of any such consent, approval or licence and the grant of the lease.
3.3
Ranking of claims

(A)
The Surety shall not enforce its rights in respect of any sums it pays or liabilities it incurs under the surety's covenants until after the date when Surety's obligations under all such covenants have been observed, performed and discharged in full and the Surety shall not prior to such date:

(i)
seek to recover from the Tenant whether directly or by way of set-off, lien, counter-claim or otherwise or accept any money or other property or security or exercise any rights in respect of any sum which may be or become due to the Surety on account of the failure by the Tenant;

(ii)
claim, prove for or accept any payment in any composition by or winding up or liquidation of the Tenant or any third party in competition with the Landlord for any amount owing to the Surety on any account; or

(iii)
exercise any right or remedy in respect of any amount paid by the Surety under the surety's covenants.

(B)
The Surety warrants to the Landlord that it has not taken and will not take any security from the Tenant in connection with the surety's covenants and any such security so taken shall be held in trust for the Landlord as security for the respective liabilities of the Surety and the Tenant.

3.4
Sole or principal debtor

  Without prejudice to the rights of the Landlord against the Tenant as principal the Surety as a separate and independent stipulation agrees that any liability mentioned in this schedule which may not be recoverable on the footing of a guarantee whether by reason of any legal limitation, disability or incapacity on or of the Tenant or any other fact or circumstance not known to the Landlord will be recoverable from the Surety as though it had been incurred by the Surety and the Surety was the sole or principal debtor in respect of it and will be paid by the Surety within seven days of demand together with interest (as well after as before any judgment) at the rate of four per centum per annum above the base rate of HSBC Bank Plc from time to time from the date of demand until payment.

3.5
Immediate recourse

  The provisions of this schedule are in addition to and not in substitution for any other rights which the Landlord may have against the Tenant or any other person and may be enforced against the Surety whether or not recourse has been had to any such rights and whether or not any steps or proceedings have been taken against the Tenant or any other person but not so that the Landlord shall be entitled to claim or to be compensated more than once for any one event giving rise to rights in favour of the Landlord pursuant to this Schedule 3.

3.6
Obligations to subsist

  The rights of the Landlord and the obligations of the Surety will continue to subsist notwithstanding:

  (i)
  the neglect or forbearance of the Landlord in endeavouring to obtain payment of any sum payable or to enforce the observance and performance of the tenant's covenants referred to in paragraph 3.1(i), (ii) and (iii) whether by the Tenant, the Surety or any other person;

  (ii)
  any time which may be given by the Landlord for the payment of any sum payable or the observance and performance of such tenant's covenants whether from or by the Tenant, the Surety or any other person;

  (iii)
  the refusal by the Landlord to accept rent tendered by or on behalf of the Tenant, the Surety or any other person during a period which a breach subsists of the Tenant's covenants under this Lease and the Landlord properly refuses to accept such rent in order not to waive any such breach of covenant;

  (iv)
  the grant of any licence, consent or approval by the Landlord;

  (v)
  any variation of this Lease agreed between the Landlord and the Tenant for the time being but so that the Surety will only be bound by any such variation to the extent permitted by the Landlord and Tenant (Covenants) Act 1995;

  (vi)
  the disposition of the whole or any part of the reversion on the term or any part of it;

  (vii)
  any other act omission, matter or thing by which (but for this provision) the Tenant or the Surety would be exonerated either wholly or in part from its obligations to the Landlord other than a release executed as a deed given by the Landlord.
3.7
Supplemental

  If so required by the Landlord, the Surety will join in any instrument made under or supplemental to:

  (i)
  this Lease; or

  (ii)
  any overriding lease referred to in paragraph 3.1(iii);

  for the purpose of acknowledging it is bound by it and that the obligations in this schedule extend to it.

3.8
Statutory avoidance

  No assurance, security or payment which may be avoided under any Statute nor any release, settlement or discharge of the Surety which may have been given or made on the faith of any such assurance, security or payment shall prejudice or affect the right of the Landlord to recover from the Surety to the full extent of this schedule as if such release, settlement or discharge had not occurred.

S C H E D U L E    4

Rent review

4.1
First review date

  With effect from 25th March 2009, the principal yearly rent payable by the Tenant shall be whichever is the greater of:

  (i)
  £282,825; and

  (ii)
  the open market rental value at 25th March 2009 disregarding any provision in this Lease for the cesser or abatement of rent.
4.2
Subsequent review dates

  With effect from each subsequent review date, the principal yearly rent payable by the Tenant shall be whichever is the greater of:

  (i)
  the principal yearly rent payable immediately before the relevant review date; and

  (ii)
  the open market rental value at the relevant review date disregarding any provision in this Lease for the cesser or abatement of rent.
4.3
Referral of disputes

  The Landlord and the Tenant shall endeavour to agree the open market rental value as at the relevant review date but if it has not been agreed by the day three months before the relevant review date the question may be referred by the Landlord or the Tenant to the determination of a referee acting as an arbitrator pursuant to the Arbitration Act 1996.

4.4
Referee

(A)
The referee (who is to have substantial recent experience of the valuation and letting of property such as the demised premises and in their vicinity) may be agreed on by the Landlord and the Tenant or if not agreed on by them within four weeks from the nomination in writing of a referee by one party to the other is to be appointed on the application of either party by the President for the time being of the Royal Institution of Chartered Surveyors.

(B)
If the referee relinquishes his appointment or dies or if it becomes apparent that he will be unable or unwilling to complete his duties the Landlord and the Tenant may agree a substitute in his place or either of them may apply to the President to appoint a substitute which procedure may be repeated as many times as necessary.

(C)
If the President is unable or unwilling to make an appointment at the time of application the appointment may be made by the Vice-President or next senior officer of the Royal Institution of Chartered Surveyors then able and willing to make it or if no such officer is available by such officer of such professional body of similar standing and reputation as the Royal Institution of Chartered Surveyors as the Landlord properly designates.

(D)
The referee shall afford the Landlord and the Tenant the opportunity to make representations subject to such reasonable time and other limits as he may prescribe and he shall have regard to any such representations but not be bound by them.

(E)
The referee shall give reasons for his award and may provide for the manner in which the costs of the determination are to be borne and for the payment of costs by one party to the other.

(F)
If either the Landlord or the Tenant fails to pay the fees and expenses of the referee payable by it within seven days of demand the other party may pay them and the amount so paid shall be repaid by the party chargeable on demand.

4.5
Interim period

(A)
In respect of the period beginning with the relevant review date and ending on the day preceding such one of the quarter days as immediately follows the date on which the increased rent is ascertained the principal yearly rent will continue to be paid at the yearly rate payable immediately before the relevant review date.

(B)
At the expiration of the period, the Tenant shall pay to the Landlord a sum equal to the aggregate of:

(i)
the amount (if any) by which the increased rent for the period exceeds the rent paid for the period; and

(ii)
interest at the base rate of National Westminster Bank Plc on the difference between the increased rent for the period and the rent paid for the period calculated from the relevant review date until the actual payment of such difference (as well after as before any judgment).
4.6
Rent review memorandum

  For information and record purposes only, once the increased rent has from time to time been ascertained the Landlord and the Tenant shall execute a memorandum in duplicate specifying such rent which shall be prepared by the Landlord's solicitors and attached to the original and counterpart of this Lease.

4.7
Restrictions on payment

  If the Landlord is restricted, prevented or constrained by any limitation (which expression in this paragraph includes any Statute, public policy or imposition by any means whatsoever (whether legally binding or not) of control over rents) from obtaining, demanding or accepting from the Tenant or the Tenant is similarly restricted, prevented or constrained from paying to the Landlord the full rent for the time being reserved by this Lease the Tenant shall pay rent at the highest level from time to time recoverable and the monies passing under this Lease by way of rent are to be increased by such amounts and at such times as may be permitted until such full rent passes and the Landlord will not be prevented from requiring a revision of rent in accordance with this Lease on the ground that the revised rent or any previous revised rent will not or has not yet become payable in full.

4.8
Restrictions on review

  If the Landlord is similarly restricted, prevented or constrained from requiring a revision of the principal yearly rent in accordance with this schedule then the Landlord may after each modification, removal or relaxation on giving notice to the Tenant introduce an intermediate review date and the principal yearly rent payable by the Tenant with effect from the intermediate review date to the next succeeding review date will be whichever is the greater of:

  (i)
  the principal yearly rent payable immediately before the intermediate review date; and

  (ii)
  the open market rental value at the intermediate review date disregarding any provision in this Lease for the cessor or abatement of rent to the intent that this schedule shall apply (mutatis mutandis) as though the intermediate review date were a Review Date specified in the Lease Details.

4.9
Time not of the essence

  Time is not of the essence for the purpose of this schedule.

S C H E D U L E    5

Insurance provisions

5.1
Insurance

(A)
The Landlord covenants with the Tenant to insure and keep insured with such reputable insurance company office as the Landlord may nominate:

(i)
the Building against the insured risks in a sum which in the proper and professional opinion of the surveyor for the time being of the Landlord represents the full reinstatement cost (including sums for demolition and site clearance, architects' and other fees, value added tax and a due allowance for cost increases over the likely rebuilding period);

(ii)
against at least three years' and not more than five years' loss of rent from the Building (calculated having regard to future rent reviews); and

(iii)
against public liability and property owner's risks.

(B)
The Landlord shall not be obliged to insure any fixtures or fittings which may be installed by the Tenant (whether landlord's or tenant's fixtures and fittings) or any additions or improvements to the Building before the Tenant has notified the Landlord in writing of their value or reinstatement cost.

5.2
Insurance particulars

  The Landlord covenants with the Tenant to supply to the Tenant on written request a copy of the particulars of the insurance effected under this Lease sufficient to enable the Tenant to know the extent of the cover provided and the sums insured and any exclusions, excesses, conditions or limitations the premiums paid, the period of such insurance and the next renewal date together with evidence of payment of the current premiums.

5.3
Reinstatement

  The Landlord covenants with the Tenant to apply all moneys received under such insurance in respect of loss or damage to the demised premises (other than sums relating to rent) as soon as reasonably possible following damage or destruction in rebuilding or reinstating the demised premises and/or the Building and/or the access to the Building and/or the demised premises or the services to the demised premises as the case may be to the same or no less suitable and convenient state as before the loss or damage occurred the Landlord making up any deficiency in the insurance monies out of its own monies and such rebuilding or reinstatement to be effected with all reasonable despatch and diligence after all necessary consents and approvals have been obtained provided that the Landlord shall use reasonable endeavours to obtain all such necessary consents and approvals as soon as possible following damage or destruction.

5.4
The Landlord shall (for so long as such a provision is available in the insurance market on reasonable commercial terms) procure that the policy of insurance in respect of the Building effected under this Lease contains a provision whereby the insurers agree to waive all rights of subrogation against the Tenant, and shall when the Tenant reasonably so requires produce to the Tenant written confirmation of such term.

5.5
Tenant's obligations

  The Tenant covenants with the Landlord:

  (i)
  not to do or bring or keep in the Building anything which might increase the risk of damage by any of the insured risks;

  (ii)
  not to do anything to cause the insurance effected on the Building or any adjoining or neighbouring property of the Landlord to become void or voidable or the premium to be increased;

  (iii)
  to comply with the requirements and reasonable recommendations of the insurers of the Building and the local fire officer;

  (iv)
  if the demised premises or any adjoining or neighbouring property of the Landlord is damaged or destroyed by any risk insured against by the Landlord and the policy of insurance in respect of it is vitiated, avoided or forfeited or the payment of the policy monies or any part of them is refused or withheld by reason of the act or default of the Tenant or any person deriving title under the Tenant or their respective agents, servants or licensees then and in every such case to pay to the Landlord on demand an amount equal to the sum so refused or withheld; and

  (v)
  not to insure the Building against any risks which are from time to time insured against by the Landlord and to hold any monies received from any policy effected in breach of this paragraph upon trust for the Landlord.
5.6
Cesser of rent

(A)
If the whole or any part of the Building or its essential accesses or services are damaged or destroyed by any of the insured risks so as to render the demised premises unfit for occupation and use and the insurance effected by the Landlord is not vitiated, avoided or forfeited or the payment of the insurance proceeds or of any part of them refused or withheld by reason of any act or default of the Tenant or any person deriving title under the Tenant or their respective agents, servants or licensees then the rents reserved by this Lease or a fair proportion of them according to the nature and extent of the damage sustained will be suspended until the demised premises are again rendered fit for occupation and use or until the expiration of such period in respect of which loss of rent insurance may have been effected whichever is the earlier.

(B)
Any dispute arising under sub-paragraph (A) is to be determined by a single arbitrator in accordance with Arbitration Act 1996.

5.7
Termination

  If after three years from the date of the happening of the loss or damage the demised premises have not been rebuilt or reinstated so as to be fit for occupation and use, then either party may by written notice to the other terminate this Lease, and upon service by either party of such notice the Landlord's obligation with regard to rebuilding and reinstatement and the Lease will determine and the Landlord will be entitled to retain the whole of the insurance moneys without prejudice to any further right or remedy of either party.

S C H E D U L E    6

Further provisions

6.1
Licences to be obtained

(A)
Any licence, consent or approval required from the Landlord under this Lease is to be obtained before the act or event to which it applies is carried out or done and is effective only when given in writing.

(B)
Whether or not it says so expressly any such licence, consent or approval is conditional on the Tenant obtaining all requisite licences, consents, permissions or approvals from the relevant government department, local authority or other competent authorities and from the insurers or any mortgagee of demised premises.

6.2
No implied warranty

  Nothing contained or implied in this Lease or in any such licence, consent or approval is to be taken to be a covenant, warranty or representation by the Landlord or its agents that the demised premises can lawfully be used for the Permitted Use under planning legislation or any other purpose or that any alteration or addition or change of use which the Tenant may intend to carry out will not require the approval of the relevant government department, local authority or other competent authority or the insurers or any other person interested in the demised premises.

6.3
Unwanted property

  If after the ending of the term any property remains on the demised premises for more than 14 days the Landlord may either in so far as the same is annexed to the demised premises treat it as having reverted to the Landlord or as the agent of the Tenant (and the Landlord is appointed by the Tenant to act in that behalf) remove, store, and sell such property and then hold the proceeds of sale after deducting the proper costs and expenses of removal, storage and sale incurred by it to the order of the Tenant provided that the Tenant shall indemnify the Landlord against liability incurred by it to any third party whose property has been sold by the Landlord in the bona fide mistaken belief that such property belongs to the Tenant.

6.4
No implied easements

  This Lease does not confer upon or include by implication or otherwise in favour of the Tenant any right, privilege, estate or interest not expressly set out in, through, over or upon any other part of the Building or any land or premises adjoining or near to the Building or the air space over it.

6.5
Costs

  Costs payable to the Landlord or against which the Landlord is entitled to be indemnified include but are not limited to all proper solicitors', surveyors', architects' and other fees, disbursements and irrecoverable value added tax and other proper expenditure incurred by the Landlord on its own account or by the insurers or any mortgagee of the demised premises.

6.6
Monies recoverable by distress

  In addition to rents, the Landlord may recover all other amounts falling due under this Lease by distress as rent in arrears.

6.7
Exclusion of liability

  The Landlord shall not be liable or responsible to the Tenant or any occupier of the demised premises or their respective servants, agents, visitors or licensees for any loss, injury, damage,

  nuisance, annoyance or inconvenience which may be sustained either personally or to their property including the demised premises caused by:

  (i)
  force majeure;

  (ii)
  any failure of or defect in any plant, machinery, conduits or services in the demised premises (but the Landlord shall use all reasonable endeavours to repair any such failure or defect without delay); or

  (iii)
  any shortage of personnel, materials or power or other cause not under control of the Landlord.
6.8
Adjoining property

  Nothing contained or implied in this Lease imposes or is to be deemed to impose any restriction on the use of any other part of the Building or any adjoining or neighbouring property or give the Tenant the benefit of or the right to enforce or to have enforced or to prevent the release or modification of any covenant, agreement or condition or to prevent or restrict its development.

6.9
Interest rates

  If it ceases to be practicable to determine interest rates by reference to the base rate of HSBC Bank Plc the Landlord may in writing to the Tenant specify a reasonable alternative rate of interest.

6.10
Compensation

  The Tenant will not be or become entitled to any compensation under section 37 or 59 of the Landlord and Tenant Act 1954 unless the conditions set out in section 38(2) of that Act are satisfied in relation to the tenant claiming compensation.

6.11
Notices

(A)
Any notice or other communication to be given under or in connection with this Lease shall be in writing and shall be addressed as provided in sub-paragraph (C).

(B)
Any such notice or other communication, if so addressed, shall be deemed to have been received as follows:

(i)
if sent by personal delivery, upon delivery at the address of the relevant party; and

(ii)
if sent by first class post, at 9.00 a.m. on the third day after the date of posting.

(C)
The name, relevant addressee and address for each party for the purposes of this Lease, subject to sub-paragraph (D) is:

Party	Name	Address
The Landlord	Derwent Valley Central Limited (Addressee: P. Williams)	25 Savile Row, London W1S 2ER
The Tenant	LECG Limited and . (Addressee: The Company Secreatry)	The registered office of the Tenant from time to time
The Surety	LECG Corporation (Addressee: Tina Bussone)	Director of Administration, LECG Corporation, 1725 I Street, NW, Suite 800, Washington, DC 20006
with a copy to:
General Counsel, LECG Corporation, 33 West Monroe Street, Suite 1850, Chicago, IL 60603 For the attention of Marvin A Tenebaum
(D)
A party may give notice of a change to its name, relevant addressee or address for the purposes of this paragraph provided that such notification shall only be effective on:

(i)
the date specified in the notification as the date on which the change is to take place; or

(ii)
if no date is specified or the date specified is less than seven clear days after the date on which notice is given, the seventh day after notice of any such change has been given.

(E)
LECG Limited and LECG Corporation each confirms to the other and to the Landlord that:

(i)
any notice or other communication to be given to them jointly under or in connection with this Lease may be sufficiently and effectively served on them by being addressed to and served upon either of them;

(ii)
each of them is fully authorised to give and to receive notices and other communications on behalf of both of them; and

(iii)
whether or not the notice or communication says so expressly, any notice given to or received from either of them shall be deemed to be given to or received from both of them and shall be binding upon each of them.

SCHEDULE    7

Service charge provisions

PART 1

7.1
Interpretation

  In this schedule, except where the context otherwise requires:

  "the due proportion" means a fair and reasonable proportion of the total costs properly attributable to the demised premises by the Landlord:

  "service charge period" means the period of twelve months ending on and including 31st March in each year or such other period as the Landlord may determine from time to time; and

  "the total costs" means the aggregate of the reasonable and proper costs and expenses incurred by the Landlord in:

  (i)
  providing the services specified in Parts 2 and 3 of this schedule;

  (ii)
  engaging managing agents;

  (iii)
  valuing or obtaining valuations of the Building for insurance purposes (but no more frequently than once in any period of three years);

  (iv)
  meeting any reasonable excess on the policy of insurance in respect of the Building in case of damage by an insured risk;

  (v)
  engaging independent accountants to audit the total costs and to provide other accounting services in connection with the calculation of the service charge;

  (vi)
  providing and supplying such other services or facilities making such other payments or carrying out such other repairs and works (including the provision or replacement of plant and machinery where repair is no longer economical) as in the reasonable opinion of the Landlord may be necessary or expedient to maintain the Building as a first class office building or may be for the benefit of its tenants and occupiers;

  and defraying reasonable and proper incidental and associated costs, charges and overheads.

7.2
Payment of the service charge rent

(A)
The Tenant shall pay to the Landlord the due proportion for any service charge period beginning or ending during the term.

(B)
The Tenant shall discharge the due proportion by means of equal on-account payments in advance on the usual quarter days in each year of such sum as the Landlord shall reasonably and properly determine to be an estimate of the total costs for the then current service charge period.

(C)
If the aggregate of the on-account payments made by the Tenant differs from the due proportion as appearing from the summary of total costs then any sum due to the Landlord shall be paid within seven days of written demand and any over-payment shall either be allowed to the Tenant against the next on-account payment due under this schedule or paid by the Landlord to the Tenant within 14 days of the ending of the term.

(D)
If the Landlord does not maintain a sinking fund or a reserve fund, then if reasonably so required, the Tenant will on demand re-imburse to the Landlord the due proportion of any heavy or unusual expenditure forming part of the total costs.

(E)
For the purpose of any apportionment in respect of a period shorter than a service charge period the due proportion for the service charge period will be deemed to accrue on a daily basis.

(F)
Notwithstanding the ending of the term, paragraph (C) will continue to apply in respect of the then current service charge period and any earlier service charge period.

7.3
Summary of the total costs

(A)
As soon as practicable after the end of each service charge period, the Landlord shall submit to the Tenant a statement of the total costs for such period such statement to be certified by a professionally qualified accountant or surveyor.

(B)
At any time within two months from the date such statement is submitted, the Tenant may after reasonable prior notice have access to the accounts, invoices and other materials from which such statement is derived and at its own proper expense be provided with copies.

7.4
Further costs

  The Landlord may include in the total costs for any service charge period:

  (i)
  any item of the total costs for an earlier service charge period beginning or ending during the term and not recovered in full from the tenants and occupiers of the Building;

  (ii)
  any tax assessed upon the Landlord during such period in respect of sums received from the tenants or occupiers of the Building by way of service charge;

  (iii)
  any proper costs properly attributable to the maintenance improvement protection or the property management of the Building;

  (iv)
  a proper fee for the provision of the services specified in part 3 of this schedule; and

  (v)
  a proper fee for the management of the Building insofar as managing agents are not engaged (excluding the costs incurred in the collection of rent licence fees or service charges).
7.5
Exclusions

(A)
The Tenant shall not be required to pay any part of the total costs attributable to any part or parts of the Building designed or intended for letting or exclusive occupation from time to time which are from time to time unlet.

(B)
The total costs shall not include the following:

(i)
the costs of promoting or advertising the Building;

(ii)
the cost of any works to the extent where monies have been recovered from third parties including insurers in respect thereof;

(iii)
any fees and expenses attributable to demanding and collecting the principal yearly rents from the tenants or occupiers of the Building;
7.6
Sinking fund and reserve fund

(A)
The Landlord may include in the total costs for any service charge period a reasonable amount which the Landlord reasonably and properly determines as appropriate to build up maintain operate and utilise a sinking fund and/or a reserve fund in accordance with the principles of good estate management.

(B)
Any such sinking fund is to be calculated on the basis of the life expectancy of the items referred to in this paragraph 7.6(B) as the Surveyor acting on behalf of the Landlord from time to time shall reasonably and properly determine (such Surveyor to be a professionally qualified Surveyor) and shall be established and maintained to provide for the renewal and replacement of lifts, boilers, plant, machinery and equipment.

(C)
Any such reserve fund shall be established and maintained to cover prospective and contingent costs of carrying out repairs, decorations, maintenance and renewals and of complying with the requirements of any statute, by-law or regulation or of any government department or local or other competent authority relating to the use, occupation or enjoyment of the Building.

(D)
Where either a sinking fund or a reserve fund has been established, then any unusual or heavy expenditure by the Landlord with respect to the items and matters referred to in paragraphs 7.6(B) and (C) must be met out of the sinking fund or reserve fund as appropriate to the extent of the credit allocated for it by the Landlord.

7.7
Deposit account

(A)
The Landlord shall keep the sums paid by the tenants and the occupiers of the Building by way of service charge and any sinking and/or reserve fund in a separate, interest earning, deposit account until and save to the extent that they may be required for the purposes provided for in this schedule.

(B)
Interest on the amounts standing to the credit of the account shall be credited to the account net of any tax payable in respect of such interest.

(C)
Until actual disbursement, such amounts shall be held by the Landlord for the benefit of the owners, tenants and occupiers of the Building as a class.

7.8
Landlord's protection provisions

  The Tenant may not where the Landlord has acted in the interests of good estate management object to the total costs or any item comprised in them or otherwise on the ground that:

  (i)
  an item of the total costs included at a proper cost might have been provided or performed at a lower cost;

  (ii)
  the Tenant disagrees with any estimate of future expenditure for which the Landlord requires to make provision so long as the Landlord has acted reasonably and in good faith and in the interest of good estate management for the benefit of the tenants of the Building; or

  (iii)
  the Tenant disagrees with the Landlord's exercise of any discretion reserved to it so long as a reasonable landlord could have reached the conclusion that the Landlord has.
7.9
Tenant's protection provisions

(A)
The due proportion of the total costs shall not be increased or altered by reason only that at any relevant time any part of the Building is vacant or is occupied by the Landlord or because any other tenant or occupier of the Building defaults in the payment of its due proportion of the total costs and for the avoidance of doubt the Landlord shall bear the proportion of the total costs which is attributable to the part or parts of the Building which is or are vacant or occupied by the Landlord or any Group Company of the Landlord.

(B)
The total costs shall not include any costs or expenses for which any tenant or occupier of the Building is responsible under the terms of the lease, tenancy or other arrangement under which it uses or occupies the Building.

(C)
The total costs shall not include any costs or expenses incurred by the Landlord as initial construction costs pursuant to the contract for the construction of the Building dated 22 May 2001 made between the Landlord (then known as Colebrook Estates Limited) (1) and YJL Construction Limited (2).

7.10
The Landlord's obligation to provide services

(A)
The Landlord covenants with the Tenant that subject to the payment by the Tenant of the amounts payable by it in accordance with this schedule, the Landlord shall provide the services specified in part 2 of this schedule and may provide the services specified in part 3 of this schedule.

(B)
The Landlord is not to be under any obligation to continue to provide the services specified in part 3 of this schedule and may in its discretion discontinue, suspend, vary, extend, alter or add to such services if the Landlord reasonably considers that by doing so the Building its services or its amenities may be improved or the management of the Building may be more efficiently conducted.

PART 2

1.
The repair, decoration, maintenance, renewal, cleaning and upkeep of the structure, floor slabs, main walls, foundations, exterior, windows, atrium and roof of the Building.

2.
The cleaning, lighting, decoration repair and maintenance of the common parts of the Building.

3.
The repair and maintenance and (where repair is no longer economical) the renewal and replacement of all conduits in or about the Building other than those which are the exclusive responsibility of the Tenant or any other tenant or occupier of the Building.

4.
The repair, and maintenance and (where repair is no longer economical) renewal and replacement of the plant and equipment in the Building providing heating and air conditioning to the demised premises.

5.
The effecting of engineering insurance in respect of the lifts and the plant and equipment in the Building.

6.
The payment of rates, taxes or other outgoings in respect of the common parts of the Building.

7.
The provision, repair and maintenance and (where repair is no longer economical), the renewal and improvement of fire alarm systems, sprinkler systems, fire extinguishing equipment, fire hoses, emergency lighting systems and window cleaning systems throughout the Building

8.
The provision during normal business hours of heating and cooling to the Building.

9.
The provision during normal business hours of hot water to the hot water taps in the Building.

10.
The repair and maintenance and (where repair is no longer economical) the renewal and replacement of the lifts and of all plant and equipment for or in connection with the working and operation of the lifts.

11.
The carrying out in accordance with the requirements or recommendations of the insurers such works to any part of the Building as may be required by them.

12.
The compliance with the requirements of any Statutes whether now in existence or hereafter to be made in respect of the Building or the user thereof.

13.
The maintenance and repair and (where repair is no longer economical) replacement of the clock situated on the exterior of the Building.

14.
The repair of the pavement lights situated on the pavement in front of the Building.

15.
The repair of the drencher tank in the basement of the Building.

16.
The proper costs incurred in respect of the maintenance and running of the gas lanterns.

PART 3

1.
The employment of any receptionist, caretaker, security staff, cleaning staff or other staff for the management and upkeep of and the provision of services.

2.
The provision of uniforms, overalls and protective clothing for such employees or other staff required in connection with their duties.

3.
The provision of arrangements for the safety and security of the Building including the installation, repair and maintenance and (where repair is no longer economical) the renewal and replacement of a video entry phone system and a closed circuit television system.

4.
The provision of pest control services.

The Common Seal of DERWENT VALLEY CENTRAL LIMITED was hereunto affixed in the presence of:-	) ) ) )
Director /s/ John Burns
Director/Secretary /s/ Tim Kite
Executed as a deed by LECG LIMITED acting by:-	) ) )
Director /s/ Chris Osborne
Director/Secretary /s/ Marvin A. Tenenbaum
Executed as a deed by: LECG CORPORATION a Delaware corporation	) ) )
By: /s/ Marvin A. Tenenbaum
Marvin A. Tenenbaum
Its:
Secretary

Annexures:

Plans showing the demised premises edged red and showing the doors at fourth floor level marked X and Y

QuickLinks

  Exhibit 10.54
L E A S E D E T A I L S
S C H E D U L E 1 PART 1 The demised premises
PART 2 Easements and rights granted
PART 3 Exceptions and rights reserved
S C H E D U L E 2 Tenant's covenants
S C H E D U L E 3 Surety's covenants
S C H E D U L E 4 Rent review
S C H E D U L E 5 Insurance provisions
S C H E D U L E 6 Further provisions
SCHEDULE 7 Service charge provisions PART 1
PART 2
PART 3